Exhibit 99.1

Atlas Technical Consultants Welcomes Raquel G. Richmond to its Board of Directors

Austin, TX (November 2, 2020) – Atlas Technical Consultants, Inc. (Nasdaq: ATCX) (“Atlas” or the “Company”), a leading provider of professional testing, inspection, engineering, environmental and consulting services, announced today the appointment of Raquel G. Richmond to its board of directors, effective November 2, 2020.

Raquel G. Richmond has over 25 years of financial, business development and professional services experience, currently serving as a Senior Account Manager at Greenup Industries, LLC., a technical solutions company focused on large-scale construction and maintenance projects. Prior to that, Raquel served for almost a decade as an Independent Contractor and Project Manager at the U.S. Army Corps of Engineers, on the Hurricane Storm Damage Risk Reduction System (HSDRRS), a $14 billion dollar infrastructure system in Southern Louisiana. During that time, Raquel utilized her expertise in administrative services, personnel management, and federal regulation compliance. Raquel received her B.A. in Psychology and M.A. in Higher Education Administration from the University of New Orleans.

“We are pleased to welcome Raquel to our board of directors and look forward to working with her,” said Brian Ferraioli, chairman of the board of directors. “She brings a breadth of project management acumen and years of experience driving effective solutions across our complex sector. Her hands on appreciation for the mission-critical nature our highly technical services will serve our board and our company well.”

About Atlas Technical Consultants

Headquartered in Austin, Texas, Atlas is a leading provider of professional testing, inspection, engineering, environmental, program management and consulting services. Under the name Atlas Technical Consultants, we offer solutions to public and private sector clients in the transportation, commercial, water, government, education and industrial markets. With approximately 140 offices in 41 states and approximately 3,300 employees, Atlas provides a broad range of mission-critical technical services, helping clients test, inspect, certify, plan, design, and manage a wide variety of projects across diverse end markets. For more information, go to https://www.oneatlas.com.

Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this press release in relation to Atlas has been provided by Atlas and its management team, and forward-looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us and are based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: (1) the effect, impact, potential duration or other implications of the COVID-19 pandemic and any expectations we may have with respect thereto; (2) the risk that our actual results may differ from the guidance we have provided; (3) the ability to recognize the anticipated benefits of our past acquisitions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (4) changes adversely affecting the business in which we are engaged; (5) changes in applicable laws or regulations; (6) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. The Company does not undertake, and expressly disclaims any duty, to update any forward-looking statements, whether as a result of new information, new developments, or otherwise, except to the extent that disclosure may be required by law.

Contacts:

Media

Karlene Barron

770-314-5270

karlene.barron@oneatlas.com

Investor Relations

512-851-1507

ir@oneatlas.com